Property, Plant And Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
6.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following (all amounts in thousands):

	2013	2012
Land	$1,285	$1,904
Building and improvements	3,332	3,256
Machinery and equipment	8,300	7,905
Leasehold improvements	266	0
Furniture and fixtures	122	69
Software	59	0
	13,364	13,134
Less: accumulated depreciation and amortization	(5,363)	(3,957)
	$8,001	$9,177

At December 31, 2013 and 2012, machinery and equipment includes approximately $77,000 of assets recorded under capital leases. Accumulated depreciation on those capital leases totaled approximately $20,000 and $9,000 as of December 31, 2013 and 2012, respectively. In 2013 and 2012, depreciation expense for those assets was $11,000 and $9,000, respectively.